UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2010

CardioNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33993	33-0604557
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

227 Washington Street #210 Conshohocken, PA	19428
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 729-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 28, 2010, the Company announced its financial results for the three months ended March 31, 2010.  A copy of the press release is included herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release by the Company, dated April 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CardioNet, Inc.

April 28, 2010	By:	/s/ Heather Getz

Name: Heather Getz
Title:Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press Release by the Company, dated April 28, 2010